SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                               June 22, 1998
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                     (Date of earliest event reported)


                            Unitrode Corporation
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         (Exact name of Registrant as specified in its charter)


        Maryland                 1-5609                  04-2271186
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       (State of          (Commission File No.)       (IRS Employer
     Incorporation)                                 Identification No.)


          7 Continental Boulevard, Merrimack, New Hampshire 03054
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        (Address of principal executive offices, including zip code)


                               (603) 424-2410
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            (Registrant's telephone number, including area code)


                                     N/A
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       (Former name or former address, if changed since last report)




 ITEM 5.  OTHER EVENTS.

           On June 22, 1998, Unitrode Corporation ("Unitrode") issued a press release announcing that its Annual Meeting of Stockholders scheduled for June 29, 1998 will be adjourned and reconvened at a date later in July. Unitrode anticipates that additional information with respect to its stockholders meeting will be forthcoming shortly.

           A copy of such press release is filed as an exhibit to this Report on Form 8-K and is incorporated herein by reference.

 ITEM 7(c)   EXHIBITS.

               99.1  Press Release dated June 22, 1998.





                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITRODE CORPORATION


                                      By:  /s/ Allan R. Campbell
                                         ----------------------------------
                                         Allan R. Campbell
                                         Senior Vice President, General
                                            Counsel and Secretary


 Dated:  June 22, 1998




                               EXHIBIT INDEX

 Exhibit No.              Description
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   99.1                   Press Release dated June 22, 1998